                                                                     EXHIBIT 1.1



                        GROUP MAINTENANCE AMERICA CORP.

                                 COMMON STOCK

                               _________________

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                               November __, 1997

THE ROBINSON-HUMPHREY COMPANY, LLC
WILLIAM BLAIR & COMPANY
ABN AMRO CHICAGO CORPORATION
  As representatives of the several
  Underwriters named in Schedule I hereto, c/o The Robinson-Humphrey Company, LLC
3333 Peachtree Road, N.E.
Atlanta, Georgia 30326

Ladies and Gentlemen:

     Group Maintenance America Corp., a Texas corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I (the "Underwriters") an aggregate of 7,500,000 shares of common stock, par value $.001 per share ("Common Stock"), of the Company (the "Firm Shares"), and, at the election of the Underwriters, subject to the terms and conditions stated herein, to sell to the Underwriters up to 1,125,000 additional shares of Common Stock (the "Optional Shares") (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares").

     Prior to the date hereof, the Company has acquired each of the companies listed on Schedule II hereto (each an "Existing Company" and collectively the "Existing Companies") and has entered into agreements to acquire (each an "Acquisition Agreement" and collectively the "Acquisition Agreements") each of the companies listed on Schedule III hereto (each an "Acquired Company" and collectively the "Acquired Companies"). The Existing Companies, the Acquired Companies and the subsidiaries of the Company listed on Schedule IV (the "Acquisition Subsidiaries") are referred to herein as the "GroupMAC Companies."

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-1 (File No. 333-34067) with respect to the Shares, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement
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     may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has become effective under the Act and information has been omitted therefrom in accordance with Rule 430A under the Act, either (A) if the Company relies on Rule 434 under the Act, a term sheet relating to the shares that shall identify the preliminary prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Representatives, or (ii) if such registration statement, as it may have been amended, has not become effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been provided to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional shares of Common Stock, which registration statement will be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Shares, as amended at the time when it was or is declared effective, including all financial statement schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Original Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Original Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was or is declared effective); the term "Prospectus" means (A) if the Company relies on Rule 434 of the Act, the Term Sheet (as hereinafter defined) relating to the Shares that is first filed pursuant to Rule 424(b)(7) of the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 of the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or (C) if no prospectus is required to be so filed, such term means the prospectus included in the Registration Statement at the effective time of such Registration Statement; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 of the Act. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet. For purposes of the following representations and warranties, to the extent reference is made to the Prospectus and at the relevant time the Prospectus is not yet in existence, such reference shall be deemed to be to the most recent Preliminary Prospectus.

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          (b) No order preventing or suspending the use of any Preliminary
     Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

          (c) When any Preliminary Prospectus was filed with the Commission it
     (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     When the Registration Statement or any amendment thereto was or is declared effective, and at each Time of Delivery (as hereinafter defined), it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When (A) the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) or (B) any Term Sheet which is a part of the Prospectus is filed with the Commission pursuant to Rule 434, and at each Time of Delivery, the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (c) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto, the Prospectus or any amendment or supplement thereto, or any Term Sheet in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you specifically for use therein.

          (d) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt; and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the

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     filing of the Rule 462(b) Registration Statement, in compliance with Rule
     111 promulgated under the Act, or the Commission has received payment of such filing fee.

          (e) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and no contracts or documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

          (f) Each of the Company and the GroupMAC Companies has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus and to perform its obligations pursuant to each of the transactions (hereinafter collectively referred to as the "Combination") described under the heading "The Acquisitions" in the Prospectus. Each of the Company and each subsidiary of the Company set forth on Schedule V hereto (each a "Significant Subsidiary" and collectively the "Significant Subsidiaries") has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder. Each of the Company and the GroupMAC Companies is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and the GroupMAC Companies taken as a whole (a "Material Adverse Effect").

          (g) As of each Time of Delivery, the Company's authorized capital stock will be as disclosed in the Prospectus. All of the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description of the capital stock contained in the Prospectus. All of the shares of issued and outstanding capital stock of each of the GroupMAC Companies have been duly authorized and validly issued, are fully paid and nonassessable and at and as of each Time of Delivery will be owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever except for any such liens, security interests, pledges, charges or encumbrances which exist pursuant to the Senior Secured Revolving Credit Facility among the Company, as Borrower, Texas Commerce Bank, National Association, as Agent, Chase Securities, Inc., as Arranger, and the banks named therein, dated as of November __, 1997 (the "New Credit Agreement"). Other than the GroupMAC Companies, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association. None of the issued shares of capital stock

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     of the Company or its predecessors or any of its Acquisition Subsidiaries has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiaries) has any preemptive or other rights to subscribe for any of the Shares.

          (h) The unissued shares of Common Stock to be issued by the Company to the shareholders of the Acquired Companies pursuant to the Acquisition Agreements have been duly authorized and, when issued and delivered as provided therein, will be validly issued, fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; and none of such shares of Common Stock will be issued or sold in violation of any preemptive rights of shareholders.

          (i) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when issued and delivered against payment therefore as provided herein, will be validly issued, fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; the certificates evidencing the Shares will comply with all applicable requirements of Texas law; and none of the Shares will be issued or sold in violation of any preemptive rights of shareholders.

          (j) All offers and sales of Company's capital stock prior to the date hereof were, and all offers and sales of the Company's capital stock made in connection with the Acquisition Agreements have been and will be at each Time of Delivery, exempt from the registration requirements of the Act by reason of Sections 3(b), 4(2) or 4(6) thereof and were or will have been the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

          (k) Except as disclosed in the Prospectus or as described in the agreements listed on Schedule VI hereto, there are no outstanding (i) securities or obligations of the Company or any of the GroupMAC Companies convertible into or exchangeable for any capital stock of the Company or any such GroupMAC Company, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such GroupMAC Company any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such GroupMAC Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

          (l) Since the respective date as of which information is given in the Prospectus, and except as otherwise disclosed therein, there has been no material loss or interference with the business of the Company and the GroupMAC Companies taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) none of the Company or any of the GroupMAC Companies has incurred any liabilities or obligations,

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     direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and the GroupMAC Companies taken as a whole, (ii) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any change in the capital stock, long-term debt or short-term debt of the Company or any of the GroupMAC Companies other than changes in short term debt arising from borrowings in the ordinary course of business and consistent with past practices, and (iv) there has not been any Material Adverse Effect, or any development involving a prospective Material Adverse Effect in each case other than as disclosed in or contemplated by the Prospectus.

          (m) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (n) Neither the Company nor any of the GroupMAC Companies is, or with the giving of notice or passage of time or both would be, in violation of its Articles of Incorporation or Bylaws. Neither the Company nor any of the GroupMAC Companies is, or with the giving of notice or passage of time or both would be, in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the GroupMAC Companies is a party or to which any of their respective properties or assets are subject that could reasonably be expected to result in a Material Adverse Effect.

          (o) The issue and sale of the Shares, the performance of this Agreement and the consummation of the transactions herein contemplated, and the performance of the Acquisition Agreements and the consummation of the transactions therein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the GroupMAC Companies is a party or to which any of their respective properties or assets is subject except as would not have a Material Adverse Effect, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company or any of the GroupMAC Companies or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of the GroupMAC Companies or any of their respective properties or assets. No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares, the consummation of the

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     transactions contemplated by this Agreement, or the consummation of the transactions contemplated by the Acquisition Agreements, except (i) the registration of the Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement), (ii) such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters, (iii) the filing of articles of merger or other similar documents as contemplated in the Acquisition Agreements and (iv) such as have been obtained or made.

          (p) Each of the Company and the GroupMAC Companies has good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by it, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or permitted by the New Credit Agreement or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such GroupMAC Company; and any real property and buildings held under lease by the Company or any of the GroupMAC Companies are held under valid, subsisting and enforceable leases except to the extent that the failure of any such lease to be enforceable would not have a Material Adverse Effect.

          (q) Other than as disclosed in the Prospectus, there is no litigation, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened in which the Company or any of the GroupMAC Companies is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any such GroupMAC Company, could reasonably be expected to have individually or in the aggregate a Material Adverse Effect, and to the knowledge of the Company, no investigation is pending or threatened against the Company that could reasonably be expected to have such an effect. The Company and each of the GroupMAC Companies is in compliance in all respects with all statutes, rules, regulations, orders, judgments and decrees, except as described in the Prospectus or as could not reasonably be expected individually or in the aggregate to have a Material Adverse Effect; and none of the Company or any of the GroupMAC Companies is required to take any action in order to avoid any such violation or default.

          (r) To the knowledge of the Company, KPMG Peat Marwick, LLP, who have certified certain financial statements of the Company and the GroupMAC Companies, Moss Adams LLP and Deloitte & Touche LLP, who have certified certain financial statements of MacDonald-Miller Industries, Inc. and Masters, Inc., respectively, are each, and were each during the periods covered by their reports included in the Registration Statement and the Prospectus, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          (s) The consolidated financial statements and schedules (including the related notes) of the Company and its consolidated subsidiaries included in the Registration

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     Statement, the Prospectus or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of the Company and its subsidiaries, on a consolidated basis, at the dates and for the periods presented. The selected historical financial data set forth under the caption "Selected Historical and Pro Forma Financial Data" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein. The unaudited pro forma combined financial statements included in the Prospectus and the selected pro forma financial data set forth under the caption "Selected Historical and Pro Forma Financial Data" in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations of the Commission thereunder, and management of the Company believes (A) the assumptions underlying the pro forma adjustments are reasonable, (B) that such adjustments have been properly applied to the historical amounts in the compilation of such statements and (C) that such statements present fairly, with respect to the Company and its consolidated subsidiaries, the information purported to be shown therein. The financial statements and schedules (including the related notes) of each of the GroupMAC Companies included in the Registration Statement, the Prospectus or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and fairly present the financial position and results of operations of each GroupMAC Company at the dates and for the periods presented.

          (t) This Agreement has been duly authorized, executed and delivered by the Company and each Significant Subsidiary and constitutes the valid and binding agreement of the Company and each Significant Subsidiary enforceable against the Company and each Significant Subsidiary in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

          (u) The Company has obtained for the benefit of the Company and the Underwriters from each of its directors and officers and from the shareholders of the Company listed on Schedule VII hereto a written agreement that for a period of 180 days from the date of the Prospectus such director, officer or shareholder will not, without the prior written consent of The Robinson-Humphrey Company, LLC, offer, sell, contract to sell, or otherwise dispose of, directly or indirectly, any shares of Common Stock or other instrument which by its terms is convertible into, exercisable or exchangeable for, any shares of Common Stock of which the undersigned is now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended), other than an exercise of stock options or sale of Common Stock pursuant to a "cashless exercise" of stock options which are either
     (i) outstanding on the date of the Prospectus, (ii) issued under the Company's 1997 Stock Awards Plan or (iii) issued under the Company's stock option plan for nonmanagement employees or a bona fide gift of Common Stock, provided that the donee agrees to be bound by the terms thereof;

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          (v) Except as described in the Prospectus, the operations of the
     Company and the GroupMAC Companies with respect to any real property currently leased or owned or by any means controlled by the Company or any of the GroupMAC Companies (the "Real Property") are in compliance with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws") except to the extent that failure to so comply would not have a Material Adverse Effect, and the Company and the GroupMAC Companies have all licenses, permits and authorizations necessary to operate under all Laws and are in compliance with all terms and conditions of such licenses, permits and authorizations, except to the extent that failure to have any such license, permit or authorization or failure to so comply would not have a Material Adverse Effect; none of the Company or any of the GroupMAC Companies has authorized, conducted or has knowledge of the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, petroleum product, natural gas, liquefied gas or synthetic gas defined or regulated under any environmental law on, in or under any Real Property, except to the extent that such generation, transportation, storage, use, treatment, disposal or release would not have a Material Adverse Effect; and there is no pending or threatened claim, litigation or any administrative agency proceeding, nor has the Company or any of the GroupMAC Companies received any written notice from any governmental entity or third party, that: (i) alleges a violation of any Laws by the Company or any of the GroupMAC Companies; (ii) alleges the Company or any of the GroupMAC Companies is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. (S) 9601 et seq. or any state superfund law; (iii) alleges possible contamination of the environment by the Company or any of the GroupMAC Companies; or (iv) alleges possible contamination of the Real Property except (A) as disclosed in the Prospectus and (B) such as could not reasonably be expected to have a Material Adverse Effect.

          (w) The Company and the GroupMAC Companies own or have the right to use all patents, patent applications, trademarks, trademark applications, tradenames, service marks, copyrights, franchises, trade secrets, proprietary or other confidential information and intangible properties and assets (collectively, "Intangibles") necessary to their respective businesses as presently conducted; to the best knowledge of the Company and the Significant Subsidiaries, none of the Company or any of the GroupMAC Companies has infringed or is infringing, and none of the Company or any of the GroupMAC Companies has received notice of infringement with respect to, asserted Intangibles of others that could reasonably be expected to have a Material Adverse Effect; and, to the best knowledge of the Company and the Significant Subsidiaries, there is no infringement by others of Intangibles of the Company or any of the GroupMAC Companies that could reasonably be expected to have a Material Adverse Effect.

          (x) The Company and each of the GroupMAC Companies are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged.

          (y) No GroupMAC Company is, or will be at any Time of Delivery, prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on such GroupMAC Company's capital stock, from repaying to the Company any loans or advances to such GroupMAC Company or from transferring any of such GroupMAC Company's property or assets to the Company or any other subsidiary of the Company, except as disclosed in the Prospectus or as provided in the New Credit Agreement.

          (z) Each of the Company and the GroupMAC Companies has filed all foreign, federal, state and local tax returns that are required to be filed by it or has requested extensions thereof and has paid all taxes required by such returns as well as all other taxes, assessments and governmental charges that are due and payable, except where the failure to file such returns or pay such taxes would not have a Material Adverse Effect or as are being contested in good faith and by appropriate proceedings; and no deficiency with respect to any such return has been assessed or proposed.

          (aa) The Company is not, will not become as a result of the transactions contemplated hereby or in the Acquisition Agreements, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

          (bb) Each Acquisition Agreement has been duly authorized, executed and delivered by the Company and each GroupMAC Company which is a party thereto and constitutes the valid and binding agreement of the Company and such GroupMAC Company enforceable against the Company and such GroupMAC Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws, to other laws relating to or affecting the enforcement of creditors' rights generally, to general equitable principles and to limitations on the enforceability of indemnification provisions for liability under the federal securities laws. At and as of the First Time of Delivery (as hereinafter defined), the acquisition of all of the GroupMAC Companies and the other transactions contemplated by the Acquisition Agreements will be consummated in accordance with the terms of the Acquisition Agreements.

          (cc) The New Credit Agreement has been duly authorized, executed and delivered by the Company and each of the GroupMAC Companies which is a party thereto, and constitutes the valid and binding agreement of the Company and each such GroupMAC Company enforceable against the Company and each such GroupMAC Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws, to other laws relating to or affecting the enforcement

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     of creditors' rights generally, to general equitable principles and to limitations on the enforceability of indemnification provisions for liability under the federal securities laws.

     2. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_________ per share, the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election in whole or in part from time to time up to 1,125,000 Optional Shares, at the purchase price per share set forth in clause (a) in the paragraph above plus, if the purchase and sale of any Optional Shares takes place after the First Time of Delivery and after the Firm Shares are traded "ex-dividend," an amount equal to the dividends payable on such Optional Shares, for the sole purpose of covering over-allotments in the sale of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given from time to time within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. In the event you elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all conditions, set forth in Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined).

     3. OFFERING BY THE UNDERWRITERS. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

     4. DELIVERY OF SHARES; CLOSING. Certificates for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as The Robinson-Humphrey Company, Inc. may request upon at least 48 hours' prior notice to the Company shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to an account designated by the Company. The closing of the sale and purchase of the Shares shall be held at the offices of Bracewell & Patterson, L.L.P., South Tower Pennzoil Place, 711 Louisiana Street, Houston, Texas 77002, except that physical delivery of such certificates shall be made at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 a.m., Houston time, on the third full business day after the execution of this Agreement or at such other time, date and place as you and the Company may agree upon in writing, and, with respect to the Optional Shares, at 10:00 a.m., Houston time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time, date and place as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041 or at such other location in New York, New York specified by you in writing at least 48 hours prior to such Time of Delivery.

     5. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters:

          (a) If the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, the Company will file either
     (A) the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) or (B) a Term Sheet with the Commission pursuant to and in accordance with Rule 434 not later than the earlier of
     (i) the second business day following the execution and delivery of this Agreement or (ii) the fifth business day after the date on which the Registration Statement is declared effective. The Company will advise you promptly of any such filing pursuant to Rule 424(b) or Rule 434.

          (b) The Company will not file with the Commission the Prospectus or the amendment referred to in the second sentence of Section 1(a) hereof, any amendment or supplement to the Prospectus, any Term Sheet, any amendment to the Registration Statement or any Rule 462(b) Registration Statement unless you have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof which consent will not be unreasonably withheld or delayed, or unless in the written opinion of counsel for the Company (which opinion is provided to you prior to any such filing) such amendment or supplement is required by law, and will use all reasonable efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Representatives or counsel for the Underwriters, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or any amendments or supplements to the Prospectus or any Term

     Sheet that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus or any Term Sheet with the Commission in the manner and within the time period required by Rule 424(b) and Rule 434, as applicable, under the Act. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Original Registration Statement or any amendment thereto or any Rule 462(b) Registration Statement has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each such filing or effectiveness.

          (c) The Company will advise you promptly after receiving notice or obtaining knowledge of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or
     (iii) any request made by the Commission or any securities authority of any other jurisdiction for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use all reasonable efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (d) If the delivery of a prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly notify you and upon your request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter as many copies of such amended or supplemented Prospectus as you may from time to time reasonably request. If the delivery of a prospectus relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

          (e) The Company will cooperate with you to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or as a dealer in securities or to file a general consent to service of process or to subject itself to taxation in any jurisdiction.

          (f) The Company will provide you, without charge, (i) four manually executed copies of the Original Registration Statement and any Rule 462(b) Registration Statement as originally filed with the Commission and of each amendment thereto, (ii) for each other Underwriter a conformed copy of the Original Registration Statement and any Rule 462(b) Registration Statement as originally filed and of each amendment thereto, without exhibits, and
     (iii) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as you may reasonably request.

          (g) As soon as practicable, but in any event not later than the last day of the thirteenth month after the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement, the Company will make generally available to its security holders an earnings statement of the Company and its subsidiaries, if any, covering a period of at least 12 months beginning after the later of the effective date of the Original Registration Statement and any Rule 462(b) Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder including, at the option of the Company, Rule 158 of the Act.

          (h) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, the Company will not, without your prior written consent, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in Section 2 and except for
     (i) the issuance of Common Stock pursuant to the terms of any of the Acquisition Agreements, (ii) the issuance of Common Stock to the shareholders of a company whose primary business is providing heating, ventilation and air conditioning, plumbing or electrical services to residential or commercial customers in connection with the acquisition of such company by the Company, provided that each such shareholder agrees not to offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, such shares of Common Stock for a period of twelve months from the date of such acquisition, without the prior written consent of the Underwriters, (iii) the grant of options pursuant to the Company's 1997 Stock Awards Plan or the Company's stock option plan for nonmangement employees, and (iv) pursuant to an exercise of stock options or sale of Common Stock pursuant to a "cashless exercise" of stock options which are either (A) outstanding on the date of the Prospectus, (B) issued under the

     Company's 1997 Stock Awards Plan or (C) issued under the Company's stock option plan for nonmanagement employees.

          (i) During a period of five years from the later of the effective date of the Original Registration Statement or any Rule 462(b) Registration Statement, the Company will furnish to you and, upon request, to each of the other Underwriters, without charge, (i) copies of all reports or other communications (financial or other) furnished to shareholders, (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange, and (iii) such additional information concerning the business and financial condition of the Company and its subsidiaries, if any, as you may reasonably request.

          (j) The Company will apply the net proceeds from the offering in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

          (k) The Company will cause the Shares to be listed on the New York Stock Exchange, subject to notice of issuance, at each Time of Delivery and for at least one year from the date hereof.

          (l) If at any time during the period beginning on the later of the effective date of the Original Registration Statement or any Rule 462(b) Registration Statement and ending on the later of (i) the date 30 days after such effective date and (ii) the date that is the earlier of (A) the date on which the Company first files with the Commission a Quarterly Report on Form 10-Q after such effective date and (B) the date on which the Company first issues a quarterly financial report to shareholders after such effective date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates an amendment of or supplement to the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

          (n) If the Company elects to rely upon Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 p.m., Washington, D.C. time, on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

          (o) The Company will file timely and accurate reports on Form SR with the Commission in accordance with Rule 463 of the Commission under the Act or any successor provision.

          (p) The Company agrees that neither the Company nor any affiliate of the Company, shall use any portion of the proceeds of any loans extended by any affiliate of ABN AMRO Chicago Corporation ("AACC"), either directly or indirectly, for the purpose of (i) purchasing any securities underwritten by AACC, (ii) purchasing from AACC any securities in which AACC makes a market, or (iii) refinancing or making payments of principal, interest or dividends on any securities issued by the Company or any affiliate of the Company, and underwritten or dealt in by AACC.

     6. EXPENSES. The Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including without limitation all costs and expenses incident to (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and, if applicable, filing of the Original Registration Statement (including all amendments thereto), any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, this Agreement and any blue sky memoranda;
(ii) the delivery of copies of the foregoing documents to the Underwriters;
(iii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Shares; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto; (vi) any listing of the securities on the New York Stock Exchange and (vii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. It is understood, however, that, except as provided in this Section, Section 8 and
Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

     7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company and the Significant Subsidiaries contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder, and to the following additional conditions precedent:

          (a) If the Original Registration Statement as amended to date has not become effective prior to the execution of this Agreement, such Original Registration Statement and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 a.m., Atlanta time, on the date of this Agreement, and (ii) the time confirmations are sent or given as specified by

     Rule 462(b)(2), or, with respect to the Original Registration Statement such later date and/or time as shall have been consented to by you in writing. The Prospectus and any amendment or supplement thereto or a Term Sheet shall have been filed with the Commission pursuant to Rule 424(b) or Rule 434, as applicable, within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement, respectively, or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

          (b) King & Spalding, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, such counsel may rely as to all matters of Texas law upon the opinion of Bracewell & Patterson, L.L.P. referred to in paragraph (d) below.

          (c) The acquisition of each of the Acquired Companies pursuant to the Acquisition Agreements shall be effected (i) as described in the Prospectus and (ii) on terms substantially similar to the terms contained in the Acquisition Agreements as in effect on the date hereof. Irrevocable arrangements shall have been made by the Company for the redemption of all of its outstanding preferred stock.

          (d) (i) You shall have received an opinion, dated such Time of Delivery, of Bracewell & Patterson, L.L.P., counsel for the Company in form and substance satisfactory to you and your counsel, to the effect that:

                    (A) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Texas and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and the Acquisition Agreements and perform its obligations hereunder and thereunder.

                    (B) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the financial condition, results of operations or business of the Company and the GroupMAC Companies taken as a whole.

                    (C) Each of the GroupMAC Companies has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and all of the issued and outstanding shares of capital stock of each GroupMAC Company have been duly authorized and validly issued, are fully paid and non-assessable and, to our knowledge after due inquiry, are owned by the Company, directly or through subsidiaries, free and clear of any lien, encumbrance, claim or equity except for any such lien, encumbrance, claim or equity contemplated by the New Credit Agreement.

                    (D) Each of the GroupMAC Companies has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. Each of the GroupMAC Companies has the corporate power and authority to enter into the Acquisition Agreement to which it is a party and to perform its obligations thereunder. Each of the GroupMAC Companies is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and the GroupMAC Companies.

                    (E) The Company's authorized, issued and outstanding capital stock is as set forth in the Prospectus under the caption "Description of Capital Stock"; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and the Shares conform, as to legal matters, in all material respects to the description of the Common Stock contained in the Prospectus under the caption "Description of Capital Stock." No person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiaries) has any statutory or, to our knowledge, contractual preemptive rights to subscribe for any of the Shares.

                    (F) The shares of Common Stock being delivered by the Company as of the date hereof have been duly authorized for issuance and sale to the shareholders of the Acquired Companies on the date hereof pursuant to the Acquisition Agreements) have been duly authorized and, when issued and delivered by the Company pursuant to the Acquisition Agreements against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable; and none of such shares of Common Stock will be issued or sold in violation of any preemptive rights of shareholders.

                    (G) The Shares being delivered by the Company as of the date hereof have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered against payment of the consideration set forth in the Underwriting Agreement, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; the certificates evidencing the Shares comply with all applicable requirements of Texas law; the Shares have been listed, subject to notice of issuance, on the New York Stock Exchange.

                    (H) To our knowledge after due inquiry, except as have been waived or satisfied, there are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement.

                    (I) The issue and sale of the Shares being delivered on the date hereof to be sold by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated, and the performance of the Acquisition Agreements and the consummation of the transactions contemplated therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan or credit agreement or note known to us after due inquiry to which the Company or any of the GroupMAC Companies is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or result in a violation of any provision of the Articles of Incorporation, as amended, or Bylaws, as amended, of the Company or any of the GroupMAC Companies or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of the GroupMAC Companies or any of their respective properties or assets.

                    (J) No consent, approval, authorization or order of any court or governmental agency (other than those which have been obtained under the Act and the rules and regulations promulgated thereunder or as may be required under the securities or blue sky laws of the various states in connection with the offer, sale and distribution of the Shares by the Underwriters) is required to be obtained by the Company for the issuance or sale of the Shares by the Company to the Underwriters, the consummation of the transactions contemplated by this Agreement, or the consummation of the transactions contemplated by the Acquisition Agreements.

                    (K) This Agreement has been duly authorized, executed and delivered by the Company and each of the Significant Subsidiaries.

                    (L) Each Acquisition Agreement has been duly authorized, executed and delivered by the Company and each of the GroupMAC Companies which is a party thereto and constitutes the valid and binding agreement of the Company and such GroupMAC Company enforceable against the Company and such GroupMAC Company.

                    (M) The New Credit Agreement has been duly authorized, executed and delivered by the Company and each of the GroupMAC Companies which is a party thereto and constitutes the valid and binding agreement of the Company and each such GroupMAC Company enforceable against the Company and each such GroupMAC Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles.

                    (N) The Registration Statement as of its effective date, any Rule 462(b) Registration Statement and the Prospectus as of its date (other than the financial statements and related schedules included therein, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder. The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents appearing under the headings "Risk Factors-Regulation," "Risk Factors-Shares Eligible for Future Sale," "Business-Governmental Regulation and Environmental Matters," "Management-Employment Agreements," "Management-Stock Awards Plan," "Description of Capital Stock," "Description of Bank Credit Agreement," and "Shares Eligible for Future Sale" are accurate and fairly present the information required to be shown.

                    (O) Each of the Registration Statement and any Rule 462(b) Registration Statement is effective under the Act; any required filing of the Prospectus or any Term Sheet pursuant to Rule 424(b) or Rule 434, as applicable, has been made in the manner and within the time period required by Rule 424(b) or Rule 434, as applicable; and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement, respectively, or any part thereof has been issued and, to such counsel's knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

                    (P) To our knowledge after due inquiry, there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement which are not so filed.

                    (Q) The Company is not an "investment company," or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                    (R) If the Company elects to rely upon Rule 434, the Prospectus is not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A).

     Such counsel shall also state that they have no reason to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and GroupMAC Companies and public officials and, as to matters involving the application of laws of any jurisdiction other than the state of Texas or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of local counsel satisfactory to the Underwriters, provided that such counsel states such counsel believes that the Underwriters are justified in relying upon such opinion and copies of such opinion are delivered to the Representatives and counsel for the Underwriters.

     (ii) You shall have received an opinion, dated such Time of Delivery, of Randolph W. Bryant, Senior Vice President and General Counsel for the Company in form and substance satisfactory to you and your counsel, to the effect that:

                    (A) Except as disclosed in the Prospectus, there are no outstanding (1) securities or obligations of the Company or any of the GroupMAC Companies convertible into or exchangeable for any capital stock of the Company or any such

          GroupMAC Company, (2) warrants, rights or options to subscribe for or purchase from the Company or any such GroupMAC Company any such capital stock or any such convertible or exchangeable securities or obligations, or (3) obligations of the Company or any such GroupMAC Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                    (B) Except as have been waived or satisfied, there are no persons with registration or other similar rights to have any securities of the Company registered pursuant to the Registration Statement, and, except as is disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or in any securities being registered pursuant to any registration statement other than the Registration Statement filed by the Company under the Act.

                    (C) Other than as disclosed in or contemplated by the Prospectus, there is no litigation, arbitration, claim or proceeding which is required to be disclosed in the Prospectus and is not disclosed; and neither the Company nor any of the GroupMAC Companies is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as described in the Prospectus, nor is the Company or any GroupMAC Company required to take any action in order to avoid any such violation or default.

     Such counsel shall also state that he has no reason to believe that the Registration Statement, or any further amendment thereto made prior to such Time of Delivery, on its effective date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto made prior to such Time of Delivery, as of its issue date and as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that such counsel need express no belief regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any amendment thereto, or the Prospectus, or any amendment or supplement thereto).

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and GroupMAC Companies and public officials and, as to matters involving the application of laws of any jurisdiction other than the state of Texas or the United States, to the extent satisfactory in form and scope to counsel for the Underwriters, upon the opinion of local counsel satisfactory to the Underwriters, provided that such counsel states such counsel believes that the Underwriters are justified in relying upon such opinion and copies of such opinion are delivered to the Representatives and counsel for the Underwriters.

          (e) You shall have received from KPMG Peat Marwick, LLP letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I hereto. In the event that the letters referred to in the immediately preceding sentence set forth any changes, decreases or increases in the items specified in paragraph ___ of Annex I, it shall be a further condition to the obligations of the Underwriters that (i) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (ii) such changes, decreases or increases do not, in your sole judgment, make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date of such letter. You shall have received from each of Moss Adams LLP and Deloitte & Touche LLP letters dated, respectively, the date hereof (or, if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, dated such effective date and the date of this Agreement) and each Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II hereto.

          (f) Since the date of the latest audited financial statements included in the Prospectus, except as otherwise disclosed in or contemplated by the Prospectus, none of the Company or any of the GroupMAC Companies shall have sustained (i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or (ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the financial position, results of operations, net worth or business prospects of the Company and the GroupMAC Companies, otherwise than as disclosed in or contemplated by the Prospectus, the effect of which, in either such case, is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

          (g) Subsequent to the date hereof there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or in the Common Stock by the Commission or the New York Stock Exchange; (ii) a moratorium on commercial banking activities in New York declared by either federal or state authorities; or
     (iii) any outbreak or escalation of hostilities involving the United States, declaration by the

     United States of a national emergency or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

          (h) The Company shall have furnished to you at such Time of Delivery certificates of officers of the Company, satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company and Significant Subsidiaries of all of their obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (c) and (f) of this Section 7, and as to such other matters as you may reasonably request.

          (i) The Shares shall be listed on the New York Stock Exchange, subject to notice of issuance.

     8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company and each of the Significant Subsidiaries, jointly and severally, agree to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any reasonable legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and the Significant Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein; and provided, further, however, that the foregoing indemnity with respect to any untrue statement or omission from any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased the Shares if (i) the Company has complied with Sections 5(b), (d) and
(f)(iii), (ii) a copy of the Prospectus had not been sent or given to such person at or prior to the written confirmation of the sale of such Shares to such person if required by the Act and untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, and (iii) the Prospectus does not contain any other untrue statement of a material fact or omit to sate any other material fact that, in either case, was the subject matter of the related action, suit or proceeding. The Company and the Significant Subsidiaries will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

     (b) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company and the Significant Subsidiaries against any losses, claims, damages or liabilities to which the Company or any Significant Subsidiary may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company and the Significant Subsidiaries for any reasonable legal or other expenses reasonably incurred by the Company and the Significant Subsidiaries in connection with investigating, defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action.

     (c) Promptly after receipt by an indemnified party under subsection (a) and
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, which separate counsel shall be designated by the Representatives in the case of indemnity arising under paragraph (a) of this Section 8) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Nothing in this Section 8(c) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Significant Subsidiaries on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Significant Subsidiaries on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Significant Subsidiaries on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Significant Subsidiaries and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company and the Significant Subsidiaries under this Section 8 shall be in addition to any liability which the Company or the Significant Subsidiaries may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. DEFAULT OF UNDERWRITERS. (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter you do not arrange for the purchase of such Shares, the Company shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. TERMINATION. (a) This Agreement may be terminated with respect to the Firm Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied, or (ii) the Company shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable counsel fees and disbursements) reasonably incurred by them in connection with the proposed purchase and sale of the Shares. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. SURVIVAL. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Significant Subsidiaries, their respective officers and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person referred to in Section 8(e) or the Company, or any officer or director or controlling person of the Company referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     12. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed, delivered or telegraphed and confirmed in writing to you in care of The

Robinson-Humphrey Company, LLC, 3333 Peachtree Road, N.E., Atlanta, Georgia 30326, Attention: Corporate Finance Department (with a copy which shall not constitute notice to King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303, Attention: John J. Kelley III); and if sent to the Company or any Significant Subsidiary, shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 1800 West Loop South, Suite 1375, Houston, Texas 77027, Attention: General Counsel.

     13. REPRESENTATIVES. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by The Robinson-Humphrey Company, LLC. will be binding upon all the Underwriters.

     14. BINDING EFFECT. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and the Significant Subsidiaries and to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any provisions regarding conflicts of laws.

     16. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by The Robinson-Humphrey Company, LLC, on behalf of each of the Underwriters, this letter will constitute a binding agreement among the Underwriters and the Company and the Significant Subsidiaries. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in the Master Agreement among Underwriters, a copy of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                              Very truly yours,

                              GROUP MAINTENANCE AMERICA CORP.


                              By:___________________________________
                                 Name:
                                 Title:


                              AIRTRON, INC.


                              By:___________________________________
                                 Name:
                                 Title:


                              CALLAHAN-ROACH PRODUCTS & PUBLICATIONS, INC.


                              By:___________________________________
                                 Name:
                                 Title:


                              [CALLAHAN-ROACH & ASSOCIATES]


                              By:___________________________________
                                 Name:
                                 Title:

                              K&N PLUMBING, HEATING AND AIR
                              CONDITIONING, INC.


                              By:___________________________________
                                 Name:
                                 Title:


                              LINFORD CORP.


                              By:___________________________________
                                 Name:
                                 Title:


                              MACDONALD-MILLER ACQUISITION CORP.


                              By:___________________________________
                                 Name:
                                 Title:



                              MASTERS ACQUISITION CORP.


                              By:___________________________________
                                 Name:
                                 Title:

                              YALE ACQUISITION CORP.


                              By:___________________________________
                                 Name:
                                 Title:



The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above at
Atlanta, Georgia.


THE ROBINSON-HUMPHREY COMPANY, LLC
WILLIAM BLAIR & COMPANY
ABN AMRO CHICAGO CORPORATION

By:  The Robinson-Humphrey Company,
       LLC



By:________________________________
      (Authorized Representative)

On behalf of each of the Underwriters

                                  SCHEDULE I


                                                            Number of
                                                            Optional
                                                            Shares to be
                                              Total         Purchased if
                                         Number of Firm     Maximum
                                          Shares to be      Option
Underwriter                                 Purchased       Exercised
-----------                              --------------     ------------


The Robinson-Humphrey Company, LLC
William Blair & Company
ABN AMRO Chicago Corporation



                                         --------------     ------------

     Total...................            ==============     ============

                                  SCHEDULE II
                              EXISTING COMPANIES


Airtron, Inc.
A-ABC Appliance, Inc.
A-1 Appliance and Air Conditioning, Inc.
Charlie Crawford, Inc.
Costner Brothers, Inc.
Hallmark Air Conditioning, Inc.
AA JARL, Inc.
K&N Plumbing, Heating, Air Conditioning, Inc.
Sibley Services, Incorporated
Callahan-Roach Products & Publications, Inc.
[Callahan-Roach & Associates]
[Way Service, Inc.]
[United Service Alliance, L.C.]

                                 SCHEDULE III
                              ACQUIRED COMPANIES


All Service Electric, Inc.
Arkansas Mechanical Services, Inc.
Central Carolina Air Conditioning Company
Evans Services, Inc.
Linford Service Company
MacDonald-Miller Industries, Inc.
Masters, Inc.
Mechanical Services, Inc.
Paul E. Smith Co., Inc.
Southeast Mechanical Service, Inc.
Van's Comfortemp Air Conditioning, Inc.
Willis Refrigeration, Heating & Air Conditioning, Inc.
Yale Incorporated

                                  SCHEDULE IV
                           ACQUISITION SUBSIDIARIES


All Service Acquisition Corp.
AMI Acquisition Corp.
Central Carolina Acquisition Corp.
Evans Acquisition Corp.
Linford Acquisition Corp.
MacDonald-Miller Acquisition Corp.
Masters Acquisition Corp.
PES Acquisition Corp.
SEMS Acquisition Corp.
Van's Acquisition Corp.
Willis Acquisition Corp.
Yale Acquisition Corp.

                                  SCHEDULE V
                           SIGNIFICANT SUBSIDIARIES


Airtron, Inc.
K&N Plumbing, Heating, Air Conditioning, Inc.
Callahan-Roach Products & Publications, Inc.
[Callahan-Roach & Associates]
Linford Acquisition Corp.
MacDonald-Miller Acquisition Corp.
Masters Acquisition Corp.
Yale Acquisition Corp.
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                                  SCHEDULE VI
                            OUTSTANDING SECURITIES
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                                 SCHEDULE VII
                               LOCKUP AGREEMENTS
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                                                                         ANNEX I


     Pursuant to Section 7(e) of the Underwriting Agreement, KPMG Peat Marwick LLP shall furnish letters to the Underwriters to the effect that:

          (i) they are independent public accountants with respect to the Company and its consolidated subsidiaries within the meaning the Act and the applicable published rules and regulations thereunder;

          (ii) in their opinion, the consolidated financial statements and schedules audited by them and included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

          (iii) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                 (A) as of a specified date not more than 5 days prior to the date of such letter, there were any changes in the capital stock (other than the issuance of capital stock upon exercise of employee stock options that were outstanding on the date of the latest balance sheet included in the Prospectus) or any increase in inventories or the long-term debt or short-term debt of the Company and its subsidiaries, or any decreases in net current assets or net assets or other items specified by the Representatives, or any increases in any other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur, or which are described in such letter; and

                 (B) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (C) there were any decreases in revenues or operating income or the total or per share amounts of net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for

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          increases or decreases which the Prospectus discloses have occurred or may occur, or which are described in such letter; and

                    (iv) In addition to the audit referred to in their report(s)
               included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives that are included in the Registration Statement and the Prospectus, or which appear in Part II of, or in exhibits or schedules to, the Registration Statement and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


          (v) on the basis of a reading of the unaudited pro forma consolidated condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), inquiries of certain officials of the Company and its consolidated subsidiaries and the GroupMAC Companies who have responsibility for financial and accounting matters and preparing the pro forma consolidated condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma consolidated condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Registration Statement and the Prospectus in this Annex I shall include any amendment or supplement thereto at the date of such letter.



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